                                                               EXHIBIT 99

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             09/2001 DISTRIBUTION REPORT

SERIES:  wamu 2001-s8                                  WEIGHTED AVERAGE PC RATE:    6.56128%

POOL NUMBER:  1749

____________________________________________________________________________________________

ISSUE DATE:  07/30/2001

CERTIFICATE BALANCE AT ISSUE:    $197,968,317.00

                                                                 CERTIFICATE

                                                   TOTAL         ACCOUNT            CERTIFICATE

                                                   NUMBER OF     ACTIVITY           BALANCE

                                                   MORTGAGES     (@PC RATE)         OUTSTANDING

                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     435                         $193,974,262.72

PRINCIPAL POOL COLLECTION(S):

Scheduled Principal Collection Due Current Month                     $646,452.09

Unscheduled Principal Collection/Reversals                           $793,731.34

Liquidations-in-full                                       4       $2,689,474.51

Net principal Distributed                                          $4,129,657.94     ($4,129,657.94)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        431                         $189,844,604.78

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,144,868.08

UNSCHEDULED INTEREST AT MORTGAGE RATE:

Unscheduled Interest Collection/Reversals                                  $0.00

Interest Uncollected on Liquidation                                        $0.00

Interest Uncollected on Non-Earning Assets                                 $0.00

Net Unscheduled Interest Distributed                                       $0.00

OTHER:

Loan Conversion Fees                                                       $0.00

Expense Reimbursements                                                     $0.00

Gain on Liquidations                                                       $0.00

Hazard Insurance Premium Refunds                                           $0.00

Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $86,838.59

UNSCHEDULED SERVICING FEES:

Unscheduled Service Fee Collections/Reversals                              $0.00

Servicing Fees Uncollected on Liquidation                                  $0.00

Servicing Fees Uncollected/Non-Earning Assets                              $0.00

Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $5,187,687.43

                    WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             09/2001 DISTRIBUTION REPORT

SERIES:  wamu 2001-s8                                  WEIGHTED AVERAGE PC RATE:    6.56128%

POOL NUMBER:  1749

____________________________________________________________________________________________

 AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL

  Loan Count Of              Aggregate Loss

  Incurred Loss                  Amount

__________________         _________________

                 0                     $0.00

*Aggregate Loss Amount and Count do not include this month's activity

 SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE

     Principal          Scheduled         Interest        Net Interest                            Total

   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution

__________________  ________________  ________________  ________________  ________________  ________________

     $4,129,657.94     $1,058,029.49             $0.00     $1,058,029.49             $0.00     $5,187,687.43

 INSURANCE RESERVES

                         Original         Claims In          Claims           Coverage          Coverage

  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining

___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00

Special Hazard          $3,200,681.00             $0.00             $0.00             $0.00     $3,200,681.00

Bankruptcy Bond

   Single-Units           $100,000.00             $0.00             $0.00             $0.00       $100,000.00

   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00

Mortgage Repurchase     $3,959,366.34             $0.00             $0.00             $0.00     $3,959,366.34

 DELINQUENT INSTALLMENTS

ONE                          TWO                          THREE

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

    2        $968,520.33         0              $0.00         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class IB1, IB2, IB3, IB4,

IB5, IB6 Certificates immediately after the principal and interest distribution on 09/25/2001 are as follows:

                Class       Class Principal Balance

                IB1                $1,375,859.78

                IB2                  $687,433.19

                IB3                  $392,393.22

                IB4                  $195,699.91

                IB5                  $195,699.91

                IB6                  $201,210.32

                              __________________

                Total              $3,048,296.33

                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of August 31, 2001):

SERIES:  2001-s8                POOL NUMBER:  1749

                           I                     II                      III

                     Total Loans In        Total Delinquent        Loans Delinquent

                     Mortgage Pool              Loans                  1 Month

                  --------------------   ---------------------   ---------------------

Dollar Amount:       $189,844,604.78**          $968,520.33***          $968,520.33***

Number:                          438                      2                       2

% of Pool:                    100.00%                  0.51%                   0.51%

(Dollars)

% of Pool:                    100.00%                  0.46%                   0.46%

(No. of Loans)

                            IV                      V                      VI

                    Loans Delinquent        Loans Delinquent           Loans In

                        2 Month                 3 Month               Foreclosure

                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***                $0.00***                $0.00***

Number:                           0                       0                       0

% of Pool:                    0.00%                    0.00%                   0.00%

(Dollars)

% of Pool:                    0.00%                    0.00%                   0.00%

(No. of Loans)

                           VII

                     Loans Acquired

                  --------------------

 Dollar Amount:                $0.00***

Number:                           0

% of Pool:                     0.00%

(Dollars)

% of Pool:                     0.00%

(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all September 01, 2001 scheduled payments and August 01, 2001 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of

August 31, 2001.

Trading Factor, calculated as of distribution date : 0.16618439.

By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including September 01, 2001, and unscheduled prepayments in months prior to September ) can be calculated.

                                                               EXHIBIT 99

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             09/2001 DISTRIBUTION REPORT

SERIES:  wamu 2001-s8                                  WEIGHTED AVERAGE PC RATE:    6.76080%

POOL NUMBER:  1756

____________________________________________________________________________________________

 ISSUE DATE:  07/30/2001

CERTIFICATE BALANCE AT ISSUE:    $944,404,945.00

                                                                 CERTIFICATE

                                                   TOTAL         ACCOUNT            CERTIFICATE

                                                   NUMBER OF     ACTIVITY           BALANCE

                                                   MORTGAGES     (@PC RATE)         OUTSTANDING

                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                    2338                         $942,912,548.31

PRINCIPAL POOL COLLECTION(S):

Scheduled Principal Collection Due Current Month                     $746,359.17

Unscheduled Principal Collection/Reversals                           $483,952.20

Liquidations-in-full                                      16       $6,276,994.47

Net principal Distributed                                          $7,507,305.84     ($7,507,305.84)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       2322                         $935,405,242.47

SCHEDULED INTEREST AT MORTGAGE RATE:                               $5,764,741.80

UNSCHEDULED INTEREST AT MORTGAGE RATE:

Unscheduled Interest Collection/Reversals                                  $0.00

Interest Uncollected on Liquidation                                        $0.00

Interest Uncollected on Non-Earning Assets                                 $0.00

Net Unscheduled Interest Distributed                                       $0.00

OTHER:

Loan Conversion Fees                                                       $0.00

Expense Reimbursements                                                     $0.00

Gain on Liquidations                                                       $0.00

Hazard Insurance Premium Refunds                                           $0.00

Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $451,403.38

UNSCHEDULED SERVICING FEES:

Unscheduled Service Fee Collections/Reversals                              $0.00

Servicing Fees Uncollected on Liquidation                                  $0.00

Servicing Fees Uncollected/Non-Earning Assets                              $0.00

Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $12,820,644.26

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             09/2001 DISTRIBUTION REPORT

SERIES:  wamu 2001-s8                                  WEIGHTED AVERAGE PC RATE:    6.76080%

POOL NUMBER:  1756

____________________________________________________________________________________________

 AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL

  Loan Count Of              Aggregate Loss

  Incurred Loss                  Amount

__________________         _________________

                 0                     $0.00

*Aggregate Loss Amount and Count do not include this month's activity


SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE

     Principal          Scheduled         Interest        Net Interest                            Total

   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution

__________________  ________________  ________________  ________________  ________________  ________________

     $7,507,305.84     $5,313,338.42             $0.00     $5,313,338.42             $0.00    $12,820,644.26

 INSURANCE RESERVES

                         Original         Claims In          Claims           Coverage          Coverage

  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining

___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00

Special Hazard          $9,444,049.00             $0.00             $0.00             $0.00     $9,444,049.00

Bankruptcy Bond

   Single-Units           $100,000.00             $0.00             $0.00             $0.00       $100,000.00

   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00

Mortgage Repurchase    $28,332,148.36             $0.00             $0.00             $0.00    $28,332,148.36

 DELINQUENT INSTALLMENTS

ONE                          TWO                          THREE

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

   29     $14,702,253.70         0              $0.00         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class IIB1, IIB2, IIB3, IIB4,

IIB5, IIB6 Certificates immediately after the principal and interest distribution on 09/25/2001 are as follows:

                Class       Class Principal Balance

                IIB1              $15,557,487.54

                IIB2               $5,657,086.67

                IIB3               $4,242,315.78

                IIB4               $2,828,543.33

                IIB5               $1,413,772.46

                IIB6               $1,888,998.68

                              __________________

                Total             $31,588,204.46

                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of August 31, 2001):

SERIES:  2001-s8                POOL NUMBER:  1756

                           I                     II                      III

                     Total Loans In        Total Delinquent        Loans Delinquent

                     Mortgage Pool              Loans                  1 Month

                  --------------------   ---------------------   ---------------------

 Dollar Amount:       $935,405,242.47**       $14,702,253.70***       $14,702,253.70***

Number:                         2323                     29                      29

% of Pool:                    100.00%                  1.57%                   1.57%

(Dollars)

% of Pool:                    100.00%                  1.25%                   1.25%

(No. of Loans)

                            IV                      V                      VI

                    Loans Delinquent        Loans Delinquent           Loans In

                        2 Month                 3 Month               Foreclosure

                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***                $0.00***                $0.00***

Number:                           0                       0                       0

% of Pool:                    0.00%                    0.00%                   0.00%

(Dollars)

% of Pool:                    0.00%                    0.00%                   0.00%

(No. of Loans)

                           VII

                     Loans Acquired

                  --------------------

Dollar Amount:                $0.00***

Number:                           0

% of Pool:                     0.00%

(Dollars)

% of Pool:                     0.00%

(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all September 01, 2001 scheduled payments and August 01, 2001 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of

August 31, 2001.

Trading Factor, calculated as of distribution date : 0.81882627.

By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including September 01, 2001, and unscheduled prepayments in months prior to September ) can be calculated.